AMCORE Vintage U.S. Government Obligations Fund
                           AMCORE Vintage Fixed Income Fund
                      AMCORE Vintage Intermediate Tax Free Fund
                              AMCORE Vintage Equity Fund
                             AMCORE Vintage Balanced Fund
                        AMCORE Vintage Aggressive Growth Fund
                        AMCORE Vintage Fixed Total Return Fund

                         Supplement dated November 5, 1996 to
                Statement of Additional Information dated May 1, 1996


               The Statement of Additional Information is hereby supplemented as follows:

               1. On Page 2, under the section titled "Variable and Floating Rate Notes," the U.S. Government Obligations Fund has been added to the list of funds that may acquire variable and floating rate notes. Accordingly, the U.S. Government Obligations Fund may invest in instruments of this type subject to the Fund's investment objective, policies and restrictions.